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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                           May 18, 2004 (May 12, 2004)


                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)

    Delaware                         0-7898                      13-0802840
(State or Other               (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS

            On May 12, 2004, Grey Global Group Inc. ("Company") and Mr. Edward
H. Meyer entered into the thirteenth amendment to Mr. Meyer's employment agreement. On May 17, 2004, the Company and Mr. Meyer entered into the fourteenth amendment to Mr. Meyer's employment agreement. Copies of the thirteenth and fourteenth amendments are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

                            (Signature page follows)




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREY GLOBAL GROUP INC.

                                        By:   /s/ Steven G. Felsher
                                              ------------------------
                                              Name:  Steven G. Felsher
                                              Title: Vice Chairman

Dated:  May 18, 2004


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